PIMCO Funds

Supplement dated November 2, 2023 to the Credit Bond Funds Prospectus dated July 31, 2023, as supplemented from time to time (the “Prospectus”)

Disclosure Related to the PIMCO Low Duration Credit Fund (the “Fund”)

Effective immediately, the Fund’s portfolio is jointly and primarily managed by David Forgash, Sonali Pier and Jason Duko. Accordingly, effective immediately, the paragraph in the “Investment Adviser/Portfolio Managers” section of the Fund’s Fund Summary in the Prospectus is deleted and replaced with the following:

PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly and primarily managed by David Forgash, Sonali Pier and Jason Duko. Mr. Forgash and Ms. Pier are Managing Directors of PIMCO, and Mr. Duko is an Executive Vice President of PIMCO. Mr. Forgash has jointly and primarily managed the Fund since April 2020, Mr. Duko has jointly and primarily managed the Fund since May 2023 and Ms. Pier has jointly and primarily managed the Fund since November 2023.

In addition, effective immediately, disclosure concerning the Fund’s portfolio managers in the table in the “Management of the Funds—Individual Portfolio Managers” section of the Prospectus is deleted and replaced with the following:

Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO High Yield PIMCO Low Duration Credit	Jason Duko	5/23 5/23

Executive Vice President, PIMCO. Mr. Duko is an executive vice president and portfolio manager in the Newport Beach office focusing on U.S. leveraged finance, including bank loans and collateralized loan obligations (CLOs), high yield, and multi-sector credit strategies. Prior to rejoining PIMCO in 2023, he was at Ares Management, where he was a partner and portfolio manager responsible for managing U.S. bank loan credit strategies. He was at PIMCO from 2011- 2018, managing bank loan portfolios and responsible for secondary loan trading across all sectors. Previously, he held roles at Lord Abbett, Nomura Corporate Research and Asset Management (NCRAM), and ING Pilgrim Research. He has investment experience since 2000 and holds an undergraduate degree in finance from Arizona State University.

PIMCO High Yield PIMCO High Yield Spectrum PIMCO Low Duration Credit	David Forgash	1/23 1/23 4/20

Managing Director, PIMCO. Mr. Forgash is a portfolio manager and head of global leveraged loans. In addition to being the lead portfolio manager for leveraged loans, he is also a member of the high yield and multi-sector credit teams. Prior to joining PIMCO in 2018, he was a senior portfolio manager at Millennium Capital Partners, investing across European credit. Previously, he was an executive director of European credit trading at Morgan Stanley, a managing director of U.S. credit trading at Greenwich Capital and a vice president in credit trading at Lehman Brothers. He has investment experience since 1994 and holds an MBA from the Stern School of Business at New York University. He received an undergraduate degree in economics from the University of Delaware.

Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO Diversified Income PIMCO High Yield PIMCO High Yield Spectrum PIMCO Low Duration Credit	Sonali Pier	2/17 7/19 7/19 11/23

Managing Director, PIMCO. Ms. Pier is a portfolio manager focusing on high yield and multi-sector credit opportunities. Prior to joining PIMCO in 2013, she was a senior credit trader at J.P. Morgan, trading cash, recovery and credit default swaps across various sectors. She has investment experience since 2003 and holds an undergraduate degree in economics from Princeton University.

Investors Should Retain This Supplement for Future Reference

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PIMCO Funds

Supplement dated November 2, 2023 to the Statement of Additional Information

dated July 31, 2023, as supplemented from time to time (the “SAI”)

Disclosure Regarding the PIMCO Low Duration Credit Fund (the “Fund”)

Effective immediately, the Fund’s portfolio is jointly and primarily managed by David Forgash, Sonali Pier and Jason Duko.

Accordingly, effective immediately, corresponding changes are made to the table and accompanying footnotes in the subsection titled “Portfolio Managers—Other Accounts Managed” in the SAI.

In addition, effective immediately, the following is added to the end of the paragraph immediately preceding the above-mentioned table:

Effective November 2, 2023, the PIMCO Low Duration Credit Fund is jointly and primarily managed by David Forgash, Sonali Pier and Jason Duko.

In addition, effective immediately, corresponding changes are made in the table and accompanying footnotes in the subsection titled “Portfolio Managers—Securities Ownership” in the SAI.

Investors Should Retain This Supplement for Future Reference

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